UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2022

Liberty Resources Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40883	86-3485220
(Commission File Number)	(IRS Employer Identification No.)

78 SW 7th Street

Suite 500

Miami, Florida 33130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 1-305-809-7217

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	LIBYU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	LIBY	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LIBYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors: Appointment of Principal Officers

Increase in Number of Directors; Appointment of Directors

On July 29, 2022, pursuant to Liberty Resource Acquisition Corp.’s (“Liberty” or the “Company”) Amended and Restated Certificate of Incorporation and Bylaws, the board of directors of the Company (the “Board”) increased the number of directors on the Board from four to six and appointed Dato’ Seri Chee Hong Leong to the Board as a Class III Director and Mohamed Zahed Bin Hashim to the Board as a Class II Director. Neither appointee has been appointed to any committee of the Board.

As discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission on March 31, 2022, the Company does not pay compensation to its directors, although directors may be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf.

There are no arrangements or understandings between either Dato’ Seri Chee Hong Leong or Mohamed Zahed Bin Hashim, on the one hand, and any other persons, on the other hand, pursuant to which either was appointed as a director. Furthermore, there are no transactions in which either Dato’ Seri Chee Hong Leong or Mohamed Zahed Bin Hashim has an interest that would be required to be reported under Item 404(a) of Regulation S-K.

Resignation of Director

On July 30th, 2022 Akbar Tajudin Abdul Wahab resigned from the Board for personal reasons, as set forth in his correspondence to Dato’ Maznah Abdul Jalil, the Company’s Chairman, Chief Executive Officer and Director, a copy of which is attached hereto as Exhibit 99.1. Akbar Tajudin Abdul Wahab was an independent director and served on the Audit Committee and Compensation Committee of the Board. His resignation is effective July 30, 2022.

Item 7.01	Regulation FD Disclosure

On August 3, 2022, the Company issued a press release announcing the appointment of Mohamed Zahed Bin Hashim and Dato’ Seri Chee Hong Leong to the Board and the resignation of Akbar Tajudin Abdul Wahab. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.01	Resignation Letter dated July 30, 2022.
99.02	Press Release dated August 3, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY RESOURCES ACQUISITION CORP.

Date: August 3, 2022	By:	/s/ Dato’ Maznah Binti Abdul Jalil
Dato’ Maznah Binti Abdul Jalil
Chief Executive Officer